SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):   May 7, 2001

                               FIBERCORE, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Nevada                       000-21823                87-0445729
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
         INCORPORATION)                                      IDENTIFICATION NO.)

           253 Worcester Road, P.O. Box 180                      01507
                     Charlton, MA
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

       Registrant's telephone number, including area code (508) 248-3900

                                 Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS


On May 7, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

EXHIBIT NUMBER    DESCRIPTION

Exhibit 99.1 Press Release of the Registrant, dated May 7, 2001.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                    FIBERCORE, INC.



                                    By: /s/ Steven Phillips
                                        ---------------------------------------
                                        Name:   Steven Phillips
                                        Title:  Interim Chief Financial Officer

Date:  May 7, 2001